UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

CORNING INCORPORATED

(Exact name of registrant as specified in charter)

New York	1-3247	16-0393470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 974-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GLW	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John A. Canning, Jr., 75, Chairman, Madison Dearborn Partners, LLC, retired from the Corning Incorporated (the “Company”) Board of Directors after the April 30, 2020 Annual Meeting of Shareholders and after nearly 10 years of service as a Director of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The regular annual meeting of the stockholders of the Company was held in Corning, New York, on April 30, 2020, to vote on the proposals described below. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934. All nominees for director listed below were elected. The term of office for each director will be until the next annual meeting or until their successors shall be elected and qualified.

Proposal 1. Election of Directors. The following Directors were elected by the affirmative vote of a majority of the votes cast:

Name	Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
Donald W. Blair	541,124,345	99.63	1,983,475	0.36	1,271,056	118,314,073
Leslie A. Brun	500,296,658	92.10	42,884,568	7.89	1,197,650	118,314,073
Stephanie A. Burns	541,226,140	99.63	1,961,238	0.36	1,191,498	118,314,073
Richard T. Clark	534,545,748	98.42	8,581,406	1.57	1,251,722	118,314,073
Robert F. Cummings, Jr.	529,639,720	97.51	13,491,730	2.48	1,247,426	118,314,073
Deborah A. Henretta	539,191,348	99.26	3,997,371	0.73	1,190,157	118,314,073
Daniel P. Huttenlocher	541,434,122	99.69	1,680,681	0.30	1,264,073	118,314,073
Kurt M. Landgraf	521,690,268	96.05	21,433,419	3.94	1,255,189	118,314,073
Kevin J. Martin	538,094,258	99.07	5,046,428	0.92	1,238,190	118,314,073
Deborah D. Rieman	511,475,586	94.15	31,728,904	5.84	1,174,386	118,314,073
Hansel E. Tookes II	513,112,035	94.47	30,017,159	5.52	1,249,682	118,314,073
Wendell P. Weeks	513,671,663	94.65	29,003,726	5.34	1,703,487	118,314,073
Mark S. Wrighton	537,635,545	98.98	5,499,325	1.01	1,244,006	118,314,073

In addition, the stockholders voted on the following proposals and cast their votes as described below:

Proposal 2. Advisory Vote to Approve the Company’s Executive Compensation (“Say on Pay”):

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
498,365,006	92.12	42,609,949	7.87	3,403,921	118,314,073

Proposal 3. Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ended December 31, 2020:

Votes For	%	Votes Against	%	Abstain	Broker Non-Votes
641,391,524	97	19,816,607	2.99	1,484,818	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNING INCORPORATED

By:	/s/ Linda E. Jolly
Name:	Linda E. Jolly
Title:	Vice President and Corporate Secretary

Date: May 1, 2020